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Exhibit 10.47

FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called the "Amendment") made as of February 13, 2009 by and among CLEAN ENERGY FUELS CORP., a Delaware corporation, and CLEAN ENERGY, a California corporation (the "Borrowers"), and PLAINSCAPITAL BANK, a Texas state chartered bank ("Lender").

W I T N E S S E T H:

        WHEREAS, the Borrowers and Lender entered into that certain Credit Agreement dated as of August 15, 2008 (as amended, supplemented, or restated to the date hereof, the "Original Credit Agreement"), for the purpose and consideration therein expressed, whereby Lender became obligated to make loans to the Borrowers as therein provided; and

        WHEREAS, the Borrowers and Lender desire to amend the Original Credit Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lender to the Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

        § 1.1.    Terms Defined in the Original Credit Agreement.    Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

        § 1.2.    Other Defined Terms.    Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Amendment" means this First Amendment to Credit Agreement.

          "Credit Agreement" means the Original Credit Agreement as amended hereby.

          "Original Omnibus Certificate" means the Omnibus Certificate dated August 15, 2008, executed and delivered by officers of the Borrowers pursuant to the Original Credit Agreement.

ARTICLE II.

AMENDMENTS TO ORIGINAL AGREEMENT

        § 2.1.    Defined Terms.    The definition of "Facility B Commitment Period" in Section 1.1 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

          "'Facility B Commitment Period' means the period from and including the Closing Date until August 14, 2009 (or, if earlier, the day on which the obligations of the Lender to make Loans hereunder has been terminated or the notes first become due and payable in full)."

 ARTICLE III.

CONDITIONS OF EFFECTIVENESS

        § 3.1.    Effective Date.    This Amendment shall become effective as of the date first above written when and only when:

          (a)   Lender shall have received all of the following, at Lender's office, duly executed and delivered and in form and substance satisfactory to Lender, all of the following:

              (i)  the Amendment;

             (ii)  a certificate of the Secretary of each Borrower dated the date of this Amendment certifying: (i) that resolutions adopted by the Board of Directors of such Borrower attached to the Original Omnibus Certificate authorize the execution, delivery and performance of this Amendment by such Borrower; (ii) the names and true signatures of the officers of such Borrower which were attached to the Original Omnibus Certificate are true and correct; and (iii) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; and

            (iii)  such other supporting documents as Lender may reasonably request.

          (b)   The Borrowers shall have paid, in connection with the Loan Documents, all other fees and reimbursements to be paid to Lender pursuant to any Loan Documents, or otherwise due Lender and including fees and disbursements of Lender's attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

        § 4.1.    Representations and Warranties of the Borrowers.    In order to induce Lender to enter into this Amendment, each Borrower represents and warrants to Lender that:

          (a)   The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Credit Agreement.

          (b)   Such Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Such Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower.

          (c)   The execution and delivery by such Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of such Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by such Borrower of this Amendment or to consummate the transactions contemplated hereby.

          (d)   When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

ARTICLE V.

MISCELLANEOUS

        § 5.1.    Ratification of Agreements.    The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

        § 5.3.    Survival of Agreements.    All representations, warranties, covenants and agreements of each Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Borrower hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Borrower under this Amendment and under the Credit Agreement.

        § 5.4.    Loan Documents.    This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

        § 5.5.    Governing Law.    This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

        § 5.6.    Counterparts; Fax.    This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

        THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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        IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

CLEAN ENERGY FUELS CORP., as a Borrower

By:	/s/ Mitchell W. Pratt
	Name:	Mitchell W. Pratt
	Title:	SVP & Corporate Secretary

CLEAN ENERGY, as a Borrower

By:	/s/ Mitchell W. Pratt
	Name:	Mitchell W. Pratt
	Title:	SVP & Corporate Secretary

PLAINSCAPITAL BANK, as the Lender

By:	/s/ Ronald C. Berg
	Name:	Ronald C. Berg
	Title:	President, Turtle Creek

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  Exhibit 10.47
FIRST AMENDMENT TO CREDIT AGREEMENT
W I T N E S S E T H
ARTICLE I.
DEFINITIONS AND REFERENCES
ARTICLE II.
AMENDMENTS TO ORIGINAL AGREEMENT
ARTICLE III.
CONDITIONS OF EFFECTIVENESS
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
ARTICLE V.
MISCELLANEOUS